SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Fixed Income Fund
(Effective on or about March 31, 2011: DWS Enhanced Emerging Markets Fixed Income Fund)

DWS Global Bond Fund
(Effective on or about March 31, 2011: DWS Enhanced Global Bond Fund)

Effective on or about March 31, 2011, DWS Emerging Markets Fixed Income Fund will change its name to DWS Enhanced Emerging Markets Fixed Income Fund and DWS Global Bond Fund will change its name to DWS Enhanced Global Bond Fund.

Effective on or about March 31, 2011, the following sections of the prospectus are supplemented as follows:

The following information supplements the existing disclosure contained in the “Management Process” sub–section of the “PRINCIPAL INVESTMENT STRATEGY” section of the funds’ prospectus:

Currency strategies. In addition to the fund’s main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules–based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a ”relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi–year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a ”fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies. The notional amount of the fund’s aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund’s net assets).

The following information supplements the existing disclosure contained in the “MAIN RISKS” section of the funds’ prospectus:

Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non–US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the funds’ prospectus:

Kenneth R. Bowling, CFA, Managing Director. Portfolio
Manager of the fund. Joined the fund in 2008.

Jamie Guenther, CFA, Managing Director. Portfolio Manager
of the fund. Joined the fund in 2008.

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PROSTKR–26

John Brennan, Director. Portfolio Manager of the fund.
Joined the fund in 2008.

Bruce Harley, CFA, CEBS, Director. Portfolio Manager
of the fund. Joined the fund in 2008.

J. Richard Robben, CFA, Director. Portfolio Manager of
the fund. Joined the fund in 2008.

David Vignolo, CFA,Vice President. Portfolio Manager of
the fund. Joined the fund in 2008.

J. Kevin Horsley, CFA, CPA, Director. Portfolio Manager of
the fund. Joined the fund in 2008.

Stephen Willer, CFA,Vice President. Portfolio Manager of
the fund. Joined the fund in 2008.

William Chepolis, CFA, Managing Director. Portfolio
Manager of the fund. Joined the fund in 2011.

John D. Ryan, Director. Portfolio Manager of the fund.
Joined the fund in 2011.

Darwei Kung, Vice President. Portfolio Manager of the
fund. Joined the fund in 2011.

The following persons are added to the portfolio management team, as reflected under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the funds’ prospectus:

William Chepolis, CFA, Managing Director. Portfolio
Manager of the fund. Joined the fund in 2011.

●	Joined Deutsche Asset Management in 1998 after
13 years of experience as vice president and portfolio
manager for Norwest Bank where he managed the
bank’s fixed income and foreign exchange portfolios.

●	Portfolio Manager for Retail Fixed Income: New York.

●	BIS, University of Minnesota.

John D. Ryan, Director. Portfolio Manager of the fund.
Joined the fund in 2011.

●	Joined Deutsche Asset Management in 2010 from
Northern Trust where he served as a senior portfolio
manager. Previously, he served as a portfolio manager
and head of credit trading for Deutsche Asset Management
from 1998-2003.

●	Over 18 years of investment industry experience.

●	BA in Economics, University of Chicago; MBA, University
of Chicago.

Darwei Kung, Vice President. Portfolio Manager of the

fund. Joined the fund in 2011.

●	Joined Deutsche Asset Management in 2006; previously
has worked as a Director, Engineering and Business
Development at Calpoint LLC from 2001-2004.

●	Portfolio Manager: New York.

●	BS and MS, University of Washington, Seattle; MS and
MBA, Carnegie Mellon University.

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The following information supplements the existing disclosure contained in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the funds’ prospectus:

A fund’s use of currency strategies may increase or accelerate the fund’s recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders. Among other consequences, the currency strategies may cause the fund to recognize income in excess of cash received; thus, the fund could be required to liquidate investments, including when it is not advantageous to do so, to meet its distribution requirements and to avoid tax at the fund level.

Please Retain This Supplement for Future Reference

January 21, 2011
PROSTKR–26